UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20459

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 21, 2007
Spatializer Audio Laboratories, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26460 (Commission File Number)	95-4484725 (IRS Employer Identification No.)

2060 East Avenida de Los Arboles, # D190, Thousand Oaks, California		91362-1376
(Address of principal corporate offices)		(Zip Code)
Registrant’s telephone number, including area code: (408) 453-4180
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01 Other Events.
     Registrant’s previously adjourned annual meeting of stockholders reconvened on February 21, 2007. At that meeting, Henry Mandell was re-elected as a director of Registrant for a three year term. While the shares voted at the meeting were overwhelmingly in favor of both the proposal to sell the assets of Registrant and its wholly owned subsidiary, Desper Products, Inc., and the proposal to dissolve Registrant, those proposals were not approved because the requisite vote needed to pass such proposals was not obtained. The proposal to ratify the appointment of Farber & Hass was not voted upon at such meeting as such firm had resigned as the independent auditors of Registrant prior to the reconvened meeting as previously disclosed by Registrant in its Securities and Exchange Act filings. The Board of Directors of Registrant is considering various alternatives relating to Registrant ’s business operations. A press release relating to the foregoing was made on February 22, 2007, a copy of which is furnished herewith as Exhibit 99.1.
     Forward Looking Statements. The statements in this Form 8-K Current Report contain certain “forward looking statements” within the meaning of Section 27A of the Securities and Exchange Act of 1993, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that involve risks and uncertainties. Any statements contained herein (including, without limitation, statements to the effect that Registrant or management “estimates,” “expects,” “intends,” “continues,” “may,” or “will” or statements concerning “potential” or variations thereof or comparable terminology or the negative thereof), that are not statements of historical fact should be construed as forward looking statements. These forward-looking statements are based on our management’s current views and assumptions and information currently available to management. While Registrant believes that its expectations are based upon reasonable assumptions, there can be no assurances that Registrant’s financial goals or the transactions described herein will be realized. Numerous uncertainties and risk factors may affect Registrant’s actual results and may cause results to differ materially from those expressed in forward-looking statements made by or on behalf of Registrant. These uncertainties and risk factors include, but are not limited to, intense competition and pricing pressure, complete dependence on product shipments of third-party licensees and the timing and execution of their marketing plans, delay in revenue streams due to delays in new product development, fluctuating operating results and its effect on sustainable operations, the availability of additional capital, and other risks detailed from time to time in Registrant’s periodic reports filed with the Securities and Exchange Commission.

     Item 9.01 Financial Statements and Exhibits
(d)	99.1 Press release dated February 22, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spatializer Audio Laboratories, Inc.
Date: February 23, 2007	By:	/s/ Henry R. Mandell
Henry R. Mandell
Chairman of the Board and Secretary

EXHIBIT LIST
99.1	Press release dated February 22, 2007